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                               Janus Aspen Series
                         Global Life Sciences Portfolio

                       Supplement dated October 21, 2004
                      To Currently Effective Prospectuses

Effective October 21, 2004, the following supplements the information in the "Investment Personnel" section of the Prospectus:

Andrew Acker, Assistant Portfolio Manager of Global Life Sciences Portfolio, will join Thomas R. Malley as a Co-Portfolio Manager of the Portfolio. Information regarding Mr. Acker's investment background appears in the Prospectus.